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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Internet America, Inc. ("the Company") on Form S-8 of our report dated August 12, 1998, appearing in the Company's Registration Statement on Form SB-2 (No. 333-59527). We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                       /s/ Deloitte & Touche LLP





Dallas, Texas
January 11, 1999